Exhibit 99.1

Nuclear Innovator Deep Isolation Selected by DOE for Three Project GENESIS Initiatives Advancing AI-Driven Nuclear Waste Research

Deep Isolation Joins Lawrence Berkeley National Laboratory and the University of South Carolina on Three DOE Project GENESIS Awards to Accelerate AI-Enabled Repository Siting, Design, and Performance Analysis for Nuclear Waste Disposal

BERKELEY, CA, July 23, 2026 – Deep Isolation Nuclear, Inc. (OTCQB: DBHL) (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced that it has been selected as the sole industrial partner on three competitive federal grants awarded through the U.S. Department of Energy’s (DOE) Project GENESIS program. Two initiatives are led by Lawrence Berkeley National Laboratory (LBNL) and one is led by the University of South Carolina (USC). Together, the projects aim to advance artificial intelligence-enabled repository site screening, design and performance analysis for nuclear waste disposal.

The two LBNL-led initiatives will bring together Deep Isolation’s industry and engineering expertise in deep borehole disposal and innovative Universal Canister System (UCS) design with LBNL’s capabilities in geoscience, digital modeling and AI-driven analysis. The USC-led initiative will pair Deep Isolation’s repository engineering, borehole data and fatal flaw screening expertise with USC’s capabilities in physics-informed artificial intelligence, uncertainty analysis and autonomous subsurface modeling to support faster, more data-driven site characterization.

The projects support DOE’s Genesis Mission to accelerate scientific discovery and energy innovation through artificial intelligence by advancing technologies with the potential to reduce the time, cost and uncertainty associated with siting, designing and evaluating repositories for the permanent disposal of spent nuclear fuel and high-level radioactive waste. Read DOE Press Release: Secretary of Energy Chris Wright Announces First Genesis Mission Projects Selected to Accelerate AI-Driven Scientific Discovery

“Developing AI tools that can meaningfully improve nuclear waste disposal requires close collaboration between researchers and industry,” said Professor Sourav Banerjee, Director of i-MAPS at the University of South Carolina. “Deep Isolation’s expertise in repository engineering and deep borehole disposal helps ensure our project framework is grounded in practical deployment requirements while advancing AI-enabled approaches that have the potential to make site characterization faster, more data-driven, and more scientifically robust.”

“These DOE awards represent an important step toward modernizing how the nuclear industry evaluates future disposal sites and repository designs,” said Jesse Sloane, Executive Vice President of Engineering at Deep Isolation. “By combining artificial intelligence with geoscience and engineering expertise, we are helping create tools that could accelerate repository development while maintaining the scientific rigor and unwavering commitment to safety required for effective and responsible long-term nuclear waste management.”

The first LBNL-led initiative, Project GeoTrace, will use AI-assisted tools to transform legacy geological records into detailed digital models for site characterization and subsurface fatal flaw analysis. The second LBNL-led project will develop an AI-driven platform using digital twins, geographic information system data and faster computer models to support repository design and performance analysis. Building on previous collaborations between Deep Isolation and LBNL, the two initiatives combine complementary expertise in repository engineering, geoscience and artificial intelligence to create a more integrated workflow spanning site characterization, repository design and performance evaluation. The USC-led initiative, AI-STRATA3D, will combine geological data, physics-based modeling and artificial intelligence to rapidly evaluate candidate sites, identify potential fatal flaws and refine predictions as new information becomes available.

Together, the projects are expected to create a more connected framework spanning initial site screening, subsurface characterization, repository design and performance analysis. As the sole industrial partner on the three initiatives, Deep Isolation will contribute borehole data, repository engineering expertise and practical screening criteria to help ensure the resulting tools reflect the technical requirements for future borehole repository development.

About the Genesis Mission

The Genesis Mission is a national initiative led by the U.S. Department of Energy and its 17 national laboratories to build an advanced scientific platform that uses artificial intelligence to accelerate discovery science, strengthen national security and drive energy innovation. The initiative brings together DOE’s supercomputers, scientific data, research facilities and emerging quantum technologies with expertise from industry and academia. Through this integrated platform and a series of national science and technology challenges, the Genesis Mission aims to increase the productivity and impact of U.S. research and development and accelerate progress on complex challenges across energy, science and national security.

About Deep Isolation

Deep Isolation (OTCQB: DBHL) is the first company to undertake development of technologies for nuclear waste disposal in deep boreholes. When commercialized, Deep Isolation’s solution will offer a unique solution to help countries identify, plan for and complete the necessary steps to dispose of their nuclear waste inventories. With over 100 patents issued to date, Deep Isolation’s technology is being designed to leverage proven drilling practices to allow safe isolation of waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency–Energy and is engineered to support integrated management of spent fuel and high-level radioactive waste from legacy and advanced reactors across storage, transportation, and eventual disposal. In January 2026, Deep Isolation launched a full-scale, at-depth deep borehole Commercialization Pilot for its solution at Cameron, Texas, in collaboration with the Deep Borehole Demonstration Center, Halliburton (NYSE: HAL), Amentum (NYSE: AMTM), NAC International, and Occlusion Nuclear Solutions.

For more information, visit: https://www.deepisolation.com

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Media Contact:

Sophie McCallum

media@deepisolation.com

Investor Contact:

Caldwell Bailey

InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; a failure of demand for our solution to develop sufficiently; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; delays or failure in our initiative to complete a full-scale, at-depth demonstration of our Universal Canister System and our deep borehole solution; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards and our ability to finalize negotiations on same; our failure to manage our growth effectively or to execute our business plan; our failure to sustain and expand relationships with governmental entities and strategic partners; a failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property; failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement; political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceedings that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Reports on Form 10-K and 10-Q for the fiscal year ended December 31, 2025 and the quarter ending March 31, 2026, respectively, as filed with the SEC on March 30, 2026, our Form S-1, originally filed August 18, 2025 and subsequently amended, our Proxy Statement for our 2026 Annual Meeting as filed on April 29, 2026, and in filings with the SEC that will be made in the future. The Company’s SEC filings are available free of charge at www.sec.gov or upon written request to Deep Isolation at InvestorRelations@deepisolation.com or CorpSec@deepisolation.com.

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